CONFORMED 1.
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                      UNITED STATES SECURITIES AND EXCHANGE
                                  COMMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 31, 2003
                        (Date of earliest event reported)

                                  HSBC USA INC.
             (Exact name of registrant as specified in its charter)

                                    Maryland
                            (State of Incorporation)

                                     1-7436
                            (Commission file number)

                                   13-2764867
                        (IRS Employer Identification No.)

                   452 Fifth Avenue, New York, New York 10018
                    (Address of principal executive offices)

                                 (212) 525-3735
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

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                                                                              2.


Item 2. Disposition of Assets

A press release was jointly issued by HSBC USA Inc. and CIT Group Inc. regarding the sale of HSBC USA's domestic factoring business to CIT. It is anticipated that the transaction will not have a material effect on the results of operations of HSBC USA Inc.

The Registrant is including the press release as Exhibit 20.



Item 7. Financial Statements and Exhibits

Exhibit 20. Press Release announcing the sale of HSBC USA Inc.'s domestic factoring business to CIT Group Inc.

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                                                                              3.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HSBC USA INC.
                                        (REGISTRANT)


                                        /s/ Joseph R. Simpson
                                        ---------------------
                                        NAME:  JOSEPH R SIMPSON
                                        TITLE: SENIOR VICE PRESIDENT &
                                               CONTROLLER

Date: December 31, 2003